INDEPENDENT AUDITOR'S CONSENT


We consent to the  incorporation  by reference  in  Registration  Statement  No.
333-3520 of Wells Financial Corp. on Form S-8 (filed with the Securities and Exchange Commission on April 12, 1996) of our report, dated January 31, 2003, included in this Annual Report on Form 10-KSB of Wells Financial Corp. for the year ended December 31, 2002.




                                        /s/McGladrey & Pullen, LLP
                                        -----------------------------------
                                        McGladrey & Pullen, LLP

Rochester, Minnesota
March 25, 2003